UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard, Suite 500
Redwood City, California 94063

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 16, 2012, Threshold Pharmaceuticals, Inc. issued a press release announcing that the U.S. affiliate of Merck KGaA, Darmstadt, Germany, Threshold’s partner for the development and commercialization of TH-302, reached agreement with the U.S. Food and Drug Administration (FDA) on a Special Protocol Assessment (SPA) for a Phase 3 randomized trial of TH-302 in patients with metastatic or locally advanced unresectable pancreatic cancer. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release dated October 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes Vice President, Finance and Controller

Date: October 16, 2012

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated October 16, 2012.